UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2025

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

* Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 2, 2025, Akari Therapeutics, Plc (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors, including the Company’s Chairman, Dr. Hoyoung Huh, director, President and Chief Executive Officer, Dr. Samir R. Patel, and all other members of the Company’s board, pursuant to which the Company agreed to sell and issue in a private placement (the “Offering”) an aggregate of 6,637,626 unregistered American Depository Shares (“ADSs”), each representing 2,000 of the Company’s ordinary shares (the “Shares”), or prefunded warrants in lieu thereof (“Pre-Funded Warrants”), and, in each case, Series A warrants to purchase ADS (“Series A Warrants”) and Series B warrants to purchase ADS (“Series B Warrants”, together with the Pre-Funded Warrants and Series A Warrants, the “Warrants,” and together with the ADSs or Pre-Funded Warrants, the “Units”)). The Units consist of (i) for investors committing less than $1.0 million in the Offering (“Tier 1 Investors”) one ADS or Pre-Funded Warrant plus a Series A Warrant to purchase one ADS and a Series B Warrant to purchase one ADS, (ii) for investors committing at least $1.0 million but less than $3.0 million in the Offering (“Tier 2 Investors”) one ADS or Pre-Funded Warrant plus a Series A Warrant to purchase 1.25 ADSs and a Series B Warrant to purchase one ADS, and (iii) for investors committing $3.0 million or more in the Offering (“Tier 3 Investors”), one ADS or Pre-Funded Warrant plus a Series A Warrant to purchase 1.5 ADSs and a Series B Warrant to purchase one ADS. The purchase price per Unit for investors purchasing ADSs is equal to $0.87 plus (a) $0.25 cents for Tier 1 Investors, (b) $0.28125 cents for Tier 2 Investors, or (c) $0.3125 for Tier 3 Investors (the “ADS Unit Purchase Price”). The purchase price per Pre-Funded Warrant and accompanying Series A Warrant and Series B Warrant is equal to $0.67 (which represents the ADS purchase price minus the $0.20 exercise price for such Pre-Funded Warrant) plus (a) $0.25 cents for Tier 1 Investors, (b) $0.28125 cents for Tier 2 Investors, or (c) $0.3125 for Tier 3 Investors (the “Pre-Funded Unit Purchase Price”).

In addition, Dr. Huh, the Company’s Chairman, agreed to purchase $1 million of Units, with the purchase price thereof to be satisfied through his agreement to terminate a $1 million convertible note previously issued to him by the Company (the “Note Termination”).

The gross proceeds from the Offering, including the $1 million Note Termination, and excluding the proceeds to be received upon exercise of the Pre-Funded Warrants, are expected to be approximately $7.1 million before deducting approximately $401,000 representing the fees and expenses of the placement agent payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Series A and Series B Warrants will have an exercise price of $0.87 per ADS, which is equal to the Nasdaq official closing price of the Company’s ADSs on the Nasdaq Capital Market on February 28, 2025 and will be exercisable immediately following the date of issuance. The Series A Warrants and Series B Warrants will expire one year or five years, respectively, from the closing date of the Offering. The Pre-Funded Warrants will be exercisable immediately and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Company paid Paulson Investment Company, LLC (“Paulson”) (the “Placement Agent”) (i) a cash fee equal to 7% (or 3.5% for any investor that is a director, insider or affiliate of the Company) of the aggregate purchase price for the Units sold in the Offering (and excluding the Units issued to Dr. Huh in respect to the Note Termination) and (ii) 3% of the total number of ADS issued in the Offering, including any of the ADSs issuable upon exercise of the Pre-Funded Warrants (and excluding the ADSs issued to Dr. Huh in respect to the Note Termination).

Pursuant to the Purchase Agreement, the Company has agreed to prepare and file a registration statement on Form S-3 with the Securities and Exchange Commission no later sixty days following the closing of the Offering to register the resale of the Shares (including ADSs issuable upon exercise of the Warrants) purchased pursuant to the Purchase Agreement. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. The Offering is expected to close on March 5, 2025, subject to the satisfaction of customary closing conditions.

The securities to be issued to the purchasers under the Purchase Agreement were offered in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the purchasers, including that each purchaser is an “accredited investor”, as defined in Rule 501(a) promulgated under the Securities Act.

The offer and sale of the securities pursuant to the Purchase Agreement have not been registered under the Securities Act or any state securities laws. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein or therein.

The foregoing summary of the terms of the Warrants and the Purchase Agreement is subject to, and qualified in its entirety by, the full text of such agreements, which are filed as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the unregistered securities described herein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

4.2	Form of Series A Warrant

4.3	Form of Series B Warrant

10.1	Form of Securities Purchase Agreement, dated March 2, 2025, by and among Akari Therapeutics, Plc and the purchasers party thereto

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: March 3, 2025	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
President and Chief Executive Officer